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                                                                   EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference of our firm under the caption "Experts" and to the use of our report dated April 3, 1997 (except Note 11, as to which the date is October 16, 1997), in the Registration Statement (Form S-1) and related Prospectus of Dril-Quip, Inc. dated October 17, 1997.

                                          Ernst & Young LLP

Houston, Texas

October 17, 1997